UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2020

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Pursuant to the previously announced Transaction Agreement (the “Transaction Agreement”), dated August 12, 2020, between Liberty Global plc (“Liberty Global”) and Sunrise Communications Group AG, a Swiss corporation (Aktiengesellschaft) whose shares (the “Sunrise Shares”) are listed on the SIX Swiss Exchange (“Sunrise”), on September 11, 2020, UPC Schweiz GmbH, a subsidiary of Liberty Global, commenced the offer to acquire all of the outstanding Sunrise Shares at a purchase price of CHF 110 per share in cash (the “Offer”).
On November 11, 2020, Liberty Global (through UPC Schweiz GmbH) completed the Offer, and validly tendered Sunrise Shares pursuant to the Offer were settled and paid. The Offer was funded through (i) available borrowings of CHF 3.2 billion ($3.8 billion at the November 11, 2020 exchange rate) under previously disclosed term loan facilities with The Bank of Nova Scotia, as facility agent, including amounts to be used to refinance Sunrise’s existing debt, and (ii) existing liquidity of Liberty Global. As of the completion of the settlement, Liberty Global holds more than 98% of the share capital of Sunrise, including the Sunrise Shares acquired through market purchases, and will initiate a squeeze-out according to applicable Swiss law such that Liberty Global will hold 100% of Sunrise Shares after such statutory action. A copy of Liberty Global’s press release announcing the closing of the transaction is included as Exhibit 99.1.
The foregoing description of the Transaction Agreement and the transactions contemplated thereby does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Transaction Agreement.  A copy of the Transaction Agreement was included as Exhibit 2.1 to Liberty Global’s Quarterly Report on Form 10-Q filed on November 4, 2020 for the period ended September 30, 2020.
Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.     Exhibit Name

2.1*
Transaction Agreement, dated as of August 12, 2020, between Liberty Global plc and Sunrise Communications Group AG (incorporated herein by reference to Exhibit 2.1 to Liberty Global’s Quarterly Report on Form 10-Q filed on November 4, 2020).*

99.1	Press release dated November 11, 2020

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K but will be provided to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: November 16, 2020